EXHIBIT 99.2

               Computational Materials and/or ABS Term Sheets.

Goldman, Sachs & Co.    CWHL 2005 - 4     Group 1-Conforming Balance  LIBOR 1mo
                 Cut-off - December 1, 2004

------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
Count: 1,094
Current Balance: $225,027,332
Average Current Balance: $205,692
Gross Weighted Average Coupon:
2.810%
Net Weighted Average Coupon: 2.415%
Weighted Average Expense Rate: 0.395%
Weighted Average Expense Rate - after Reset:
0.395%
Original Term: 360
Remaining Term: 359.22
Age: 0.78
Original Loan-to-Value Ratio: 74.63%
Margin: 2.570%
Net Margin: 2.175%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap:
0.000%
Lifetime Cap: 8.605%
Maximum Interest Rate: 9.959%
Months to Next Roll: 1.27
FICO Score: 710
Max Zip Code Percentage: 0.939%
Debt-to-Income Ratio: 34.907%
------------------------------------------------------------------------------



Conforming                     Count             Balance       Percent
------------------------------------------------------------------------------
Conforming                     1,094        $225,027,332        100.0%
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Principal Balance              Count             Balance       Percent
------------------------------------------------------------------------------
Lower than $50,000.00              6            $269,699          0.1%
$50,000.01 to
$200,000.00                      537          76,046,241          33.8
$200,000.01 to
$350,000.00                      533         140,690,455          62.5
$350,000.01 to
$500,000.00                       15           6,317,462           2.8
$500,000.01 to
$650,000.00                        3           1,703,474           0.8
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Current Rate                   Count             Balance       Percent
------------------------------------------------------------------------------
1.000% to 1.249%                 267         $58,096,894         25.8%
1.250% to 1.499%                 126          24,971,005          11.1
1.500% to 1.749%                  25           3,916,210           1.7
1.750% to 1.999%                 127          25,466,507          11.3
2.000% to 2.249%                  63          11,622,139           5.2
2.250% to 2.499%                   3             786,600           0.3
2.500% to 2.749%                   7           1,208,500           0.5
2.750% to 2.999%                   5             741,632           0.3
3.000% to 3.249%                   2             370,500           0.2
3.250% to 3.499%                   9           1,686,944           0.7
3.750% to 3.999%                   9           1,633,874           0.7
4.000% to 4.249%                  11           2,231,725           1.0
4.250% to 4.499%                  37           7,537,551           3.3
4.500% to 4.749%                 165          35,471,954          15.8
4.750% to 4.999%                 179          38,204,787          17.0
5.000% to 5.249%                  31           5,713,724           2.5
5.250% to 5.499%                  17           3,412,535           1.5
5.500% to 5.749%                   1             260,811           0.1
5.750% to 5.999%                   7           1,275,305           0.6
6.000% to 6.249%                   3             418,135           0.2
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Age                            Count             Balance       Percent
------------------------------------------------------------------------------
0 to 2                         1,080        $222,118,583         98.7%
3 to 5                            14           2,908,749           1.3
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Original Loan-To-Value         Count             Balance       Percent
Ratio
------------------------------------------------------------------------------
0.001% to 50.000%                 62          $9,593,638          4.3%
50.001% to 60.000%                45           9,495,046           4.2
60.001% to 70.000%               180          36,374,812          16.2
70.001% to 75.000%               150          32,995,780          14.7
75.001% to 80.000%               584         122,907,714          54.6
80.001% to 85.000%                 4             751,835           0.3
85.001% to 90.000%                29           6,163,544           2.7
90.001% to 95.000%                40           6,744,964           3.0
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Current Loan-To-Value          Count             Balance       Percent
Ratio
------------------------------------------------------------------------------
0.001% to 50.000%                 62          $9,593,638          4.3%
50.001% to 60.000%                46           9,748,507           4.3
60.001% to 70.000%               181          36,389,944          16.2
70.001% to 75.000%               152          33,590,448          14.9
75.001% to 80.000%               580         122,044,452          54.2
80.001% to 85.000%                 4             751,835           0.3
85.001% to 90.000%                29           6,163,544           2.7
90.001% to 95.000%                40           6,744,964           3.0
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



FICO Score                     Count             Balance       Percent
------------------------------------------------------------------------------
620 to 639                        57         $12,026,302          5.3%
640 to 679                       237          48,350,119          21.5
680 to 699                       204          42,043,548          18.7
700 to 719                       166          33,179,947          14.7
720 to 759                       243          51,510,726          22.9
760 to 799                       170          34,479,575          15.3
800 to 819                        16           3,368,864           1.5
820 to 839                         1              68,250           0.0
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



First Payment Date             Count             Balance       Percent
------------------------------------------------------------------------------
2004-10-01                        14          $2,908,749          1.3%
2004-11-01                       236          50,562,312          22.5
2004-12-01                       320          64,584,190          28.7
2005-01-01                       462          94,372,150          41.9
2005-02-01                        62          12,599,931           5.6
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.    CWHL 2005 - 4     Group 1-Conforming Balance  LIBOR 1mo
                 Cut-off - December 1, 2004



States                         Count             Balance       Percent
------------------------------------------------------------------------------
AK                                 3            $732,706          0.3%
AL                                 4             693,903           0.3
AR                                 2             192,189           0.1
AZ                                35           6,156,928           2.7
CA                               334          83,408,323          37.1
CO                                81          15,378,630           6.8
CT                                 9           1,963,602           0.9
DC                                 2             383,600           0.2
FL                               128          21,892,888           9.7
GA                                 4             772,658           0.3
HI                                 6           1,981,112           0.9
ID                                16           2,128,253           0.9
IL                                30           6,489,144           2.9
IN                                 7           1,007,494           0.4
KS                                 1             229,533           0.1
KY                                10           1,563,847           0.7
LA                                 4             430,238           0.2
MA                                19           5,305,369           2.4
MD                                18           3,766,520           1.7
MI                                14           2,445,669           1.1
MN                                16           3,293,870           1.5
MO                                12           1,768,405           0.8
MS                                 1              69,300           0.0
MT                                 1             137,272           0.1
NC                                17           2,581,691           1.1
ND                                 3             304,100           0.1
NH                                 4           1,016,322           0.5
NJ                                29           6,688,147           3.0
NM                                 1             206,400           0.1
NV                                72          15,672,097           7.0
NY                                12           2,373,270           1.1
OH                                14           1,922,116           0.9
OK                                10           1,581,349           0.7
OR                                20           3,617,441           1.6
PA                                11           1,976,729           0.9
RI                                 3             625,970           0.3
SC                                 4             851,284           0.4
SD                                 1              34,318           0.0
TN                                12           1,695,703           0.8
TX                                18           3,089,824           1.4
UT                                22           3,470,509           1.5
VA                                25           5,677,466           2.5
WA                                36           7,069,559           3.1
WI                                20           2,072,562           0.9
WV                                 3             309,022           0.1
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Top 10 Zipcodes                Count             Balance       Percent
------------------------------------------------------------------------------
89052                              8          $2,113,517          0.9%
95340                              8           1,588,908           0.7
80020                              7           1,446,957           0.6
91351                              4           1,276,850           0.6
89015                              6           1,257,062           0.6
94541                              4           1,219,267           0.5
95758                              4           1,046,601           0.5
89123                              4           1,035,606           0.5
94561                              3             938,521           0.4
92260                              3             925,509           0.4
Other                          1,043         212,178,534          94.3
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



NegAm Limit                    Count             Balance       Percent
------------------------------------------------------------------------------
110%                              12          $2,373,270          1.1%
115%                           1,082         222,654,062          98.9
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Teaser Period                  Count             Balance       Percent
------------------------------------------------------------------------------
1                                895        $186,326,710         82.8%
3                                199          38,700,621          17.2
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Index                          Count             Balance       Percent
------------------------------------------------------------------------------
LIBOR 1mo                      1,094        $225,027,332        100.0%
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------


Margin                         Count             Balance       Percent
------------------------------------------------------------------------------
1.251% to 1.500%                   4            $752,184          0.3%
1.751% to 2.000%                  12           2,585,770           1.1
2.001% to 2.250%                  69          14,196,196           6.3
2.251% to 2.500%                 413          87,777,518          39.0
2.501% to 2.750%                 399          83,042,852          36.9
2.751% to 3.000%                 117          21,840,960           9.7
3.001% to 3.250%                  40           6,985,902           3.1
3.251% to 3.500%                  23           4,869,091           2.2
3.501% to 3.750%                  11           1,915,491           0.9
3.751% to 4.000%                   6           1,061,369           0.5
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Max Rate                       Count             Balance       Percent
------------------------------------------------------------------------------
9.500% to 9.999%               1,081        $222,408,374         98.8%
10.000% to 10.499%                10           1,776,166           0.8
10.500% to 10.999%                 1             199,614           0.1
11.000% to 11.499%                 1             386,100           0.2
12.000% to 12.499%                 1             257,078           0.1
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Payment Cap                    Count             Balance       Percent
------------------------------------------------------------------------------
7.500%                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Months to Roll                 Count             Balance       Percent
------------------------------------------------------------------------------
1                                879        $183,093,697         81.4%
2                                129          25,359,908          11.3
3                                 79          14,987,476           6.7
4                                  7           1,586,250           0.7
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Delinquency in Days            Count             Balance       Percent
------------------------------------------------------------------------------
0                              1,094        $225,027,332        100.0%
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Property Type                  Count             Balance       Percent
------------------------------------------------------------------------------
Single Family                    640        $129,892,219         57.7%
Planned Unit Development         207          43,378,675          19.3
Condominium                      179          34,639,100          15.4
2-4 Family                        68          17,117,337           7.6
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Occupancy Code                 Count             Balance       Percent
------------------------------------------------------------------------------
Primary                          743        $157,668,045         70.1%
Investment                       302          57,441,051          25.5
Second                            49           9,918,235           4.4
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Purpose                        Count             Balance       Percent
------------------------------------------------------------------------------
Purchase                         438         $93,351,727         41.5%
Cash/Out Refi                    393          83,222,096          37.0
Rate/Term Refi                   263          48,453,509          21.5
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
                                                                   Page 2 of 3

Goldman, Sachs & Co.    CWHL 2005 - 4     Group 1-Conforming Balance  LIBOR 1mo
                 Cut-off - December 1, 2004




Documentation Type             Count             Balance       Percent
------------------------------------------------------------------------------
Alt Doc                          180         $35,639,463         15.8%
Full Doc                         295          54,999,619          24.4
NINA                               2             387,500           0.2
Reduced Doc                      617         134,000,749          59.5
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Debt-to-Income Ratio           Count             Balance       Percent
------------------------------------------------------------------------------
Less than or equal to
0.000%                             7          $1,548,960          0.7%
0.001% to 10.000%                 11           2,417,833           1.1
10.001% to 20.000%                67          12,915,200           5.7
20.001% to 30.000%               256          51,318,836          22.8
30.001% to 40.000%               402          81,511,397          36.2
40.001% to 50.000%               291          62,070,505          27.6
50.001% to 60.000%                60          13,244,600           5.9
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Interest Only                  Count             Balance       Percent
------------------------------------------------------------------------------
N                              1,094        $225,027,332        100.0%
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------



Mortgage Insurance             Count             Balance       Percent
------------------------------------------------------------------------------
OLTV <= 80                     1,021        $211,366,989         93.9%
OLTV > 80 and Insured             73          13,660,343           6.1
------------------------------------------------------------------------------
Total:                         1,094        $225,027,332        100.0%
------------------------------------------------------------------------------







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
                                                                   Page 3 of 3